UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2025

TLGY Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41101	98-1603634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of Principal Executive Offices)	(Zip Code)

(1) 302-803-6849
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on July 21, 2025, TLGY Acquisition Corp., a Cayman Islands exempted company (“TLGY”), StablecoinX Assets Inc., a Delaware corporation (“SC Assets”), StablecoinX Inc., a Delaware corporation, (“Pubco”), StablecoinX SPAC Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco, and StablecoinX Company Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco, entered into a business combination agreement (as amended, restated, modified, supplemented or waived from time to time, the “Business Combination Agreement”, and the transactions contemplated thereby, the “Transactions”). Contemporaneously with the execution of the Business Combination Agreement, TLGY, SC Assets and Pubco entered into subscription agreements (the “Signing PIPE Subscription Agreements”) with certain investors, pursuant to which such investors agreed to make a private investment in SC Assets by purchasing shares of Class A common stock of SC Assets (the “SC Assets Class A Common Stock”) prior to the Company Merger (as defined in the Business Combination Agreement) (such transactions, the “PIPE”) in the aggregate amount of approximately $363 million, of which approximately $101 million will be paid in native protocol governance token of the Ethena protocol (“ENA Token”) (including the $60 million contribution by the Ethena Foundation (“Ethena”)) and approximately $262 million will be paid in cash, USDC or USDT (collectively, “Cash”). The shares of SC Assets Class A Common Stock will automatically become shares of Class A common stock of Pubco (the “Pubco Class A Common Stock”) in connection with the closing of the Transactions (the “Closing”).

Additional PIPE Subscription Agreements

On September 5, 2025, TLGY, SC Assets and Pubco entered into additional PIPE subscription agreements with certain investors, including Ethena OpCo Ltd (“Ethena OpCo”) and Guy Young, founder of Ethena Labs, SA (the “Additional PIPE Investors”), pursuant to which such Additional PIPE Investors have agreed to purchase shares of SC Assets Class A Common Stock prior to the Company Merger (the “PIPE Shares”) in the aggregate amount of approximately $530 million of which approximately $248 million will be paid in ENA Tokens and approximately $282 million will be paid in Cash (the “Additional PIPE Subscription Agreements”). To the extent the issuance of the PIPE Shares to an Additional PIPE Investor would cause such Additional PIPE Investor to own more than 9.90% of the total issued and outstanding shares of Pubco Class A Common Stock at the Closing (the “Beneficial Ownership Limitation”), then, such Additional PIPE Investor will receive a portion of their PIPE Shares in the form of SC Assets Class A Common Stock in an amount that would cause such Additional PIPE Investor to meet but not exceed the Beneficial Ownership Limitation, and a pre-funded warrant to purchase the remaining amount PIPE Shares (the “Pre-Funded Warrant”). The Pre-Funded Warrant is exercisable at any time after the original issuance date. The Additional PIPE Subscription Agreements are in substantially the same form as the Signing PIPE Subscription Agreements.

The foregoing description of the Additional PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Additional PIPE Subscription Agreements filed with this Form 8-K as Exhibit 10.1, 10.2 and 10.3.

Additional Token Purchase Agreement

Contemporaneously with the execution of the Additional PIPE Subscription Agreements and to facilitate the transactions contemplated by such agreements, SC Assets, solely in its capacity as administrative agent (the “Administrative Agent”) for the Additional PIPE Investors who paid the purchase price for their PIPE Shares in Cash (the “Additional Cash PIPE Investors”) and Ethena OpCo entered into a token purchase agreement (the “Additional Token Purchase Agreement”), pursuant to which, among other things, Ethena OpCo agreed to sell locked ENA Token (the “Additional Locked ENA Token”) to SC Assets, solely in its capacity as Administrative Agent, valued at $0.29 per ENA token, which Additional Locked ENA Token will be deposited by Ethena OpCo into a separate custodial account established by the Administrative Agent with Anchorage Digital Bank N.A. for the benefit of the Additional Cash PIPE Investors. The Additional Locked ENA Token may not be transferred for a period of 48 months after the date of the Additional Token Purchase Agreement, subject to earlier unlock and release from such transfer restrictions as follows: (i) 25% of the Additional Locked ENA Token will be unlocked on the 12 month anniversary of Completion (as defined in the Additional Token Purchase Agreement) and (ii) the remaining 75% of the Additional Locked ENA Token will be unlocked in 36 equal monthly installments thereafter. The Additional Token Purchase Agreement is in substantially the same form as the token purchase agreement that was entered into in connection with the Signing PIPE Subscription Agreements.

The foregoing description of the Additional Token Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Additional Token Purchase Agreement filed with this Form 8-K as Exhibit 10.4.

Amended and Restated Collaboration Agreement

On September 5, 2025, Pubco, SC Assets, Ethena and Ethena OpCo entered into an amended and restated collaboration agreement (the “A&R Collaboration Agreement”), which amended and restated the collaboration agreement entered into in connection with the signing of the Business Combination Agreement, to, among other things, take into account the Additional PIPE Subscription Agreements, the Additional Token Purchase Agreement and the transactions contemplated thereby, as well as any future additional PIPEs that may occur prior to the Closing.

The foregoing description of the A&R Collaboration Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Collaboration Agreement filed with this Form 8-K as Exhibit 10.5.

Amended and Restated Sponsor Support Agreement

On September 5, 2025, Pubco, TLGY, SC Assets and certain holders of TLGY’s securities, entered into an amended and restated sponsor support agreement (the “A&R Sponsor Support Agreement”), which amended and restated the sponsor support agreement entered into in connection with the signing of the Business Combination Agreement, to, in light of the increased size of the PIPE, make it so that the aggregate number of Retained Shares (as defined in the A&R Sponsor Support Agreement) to be received by the holders of Founder Shares (as defined therein) and Private Placement Warrants (as defined therein) would be equal to 3% of the issued and outstanding shares of Pubco Class A Common Stock at Closing and remove the earnout mechanism.

The foregoing description of the A&R Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Sponsor Support Agreement filed with this Form 8-K as Exhibit 10.6.

Item 3.02.	Unregistered Sale of Equity Securities.

The disclosure set forth above in Item 1.01 of this Form 8-K is incorporated by reference herein, to the extent applicable. The securities of SC Assets that may be issued in accordance with the terms of the Additional PIPE Subscription Agreements will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On September 5, 2025, TLGY and SC Assets issued a joint press release announcing that they had entered into the Additional PIPE Subscription Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Attached as Exhibit 99.2 and incorporated into this Item 7.01 by reference herein is the investor presentation for the PIPE, which investor presentation will be used by TLGY, SC Assets and Pubco with respect to the Business Combination.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of TLGY under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 or 99.2.

Additional Information and Where to Find It

In connection with the Transactions, Pubco intends to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement of TLGY and a preliminary prospectus of Pubco, and after the Registration Statement is declared effective, TLGY will mail the definitive proxy statement/prospectus relating to the Transactions to its shareholders as of the record date to be established for voting at the extraordinary general meeting of TLGY’s shareholders to be held in connection with the Transactions (the “Extraordinary General Meeting”). The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Transactions and the other matters to be voted upon at the Extraordinary General Meeting. This Form 8-K does not contain all the information that should be considered concerning the Transactions and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. TLGY and Pubco may also file other documents with the SEC regarding the Transactions. TLGY’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Transactions, as these materials will contain important information about TLGY, SC Assets, Pubco and the Transactions.

TLGY’s shareholders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed by TLGY and Pubco with the SEC, free of charge, through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

TLGY, SC Assets, Pubco and their respective directors and officers may be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Transactions. More detailed information regarding the directors and officers of TLGY, and a description of their interests in TLGY, is contained in TLGY’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 5, 2025, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Transactions and other matters to be voted upon at the Extraordinary General Meeting will be set forth in the Registration Statement for the Transactions when available.

Forward-Looking Statements

This Form 8-K includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements with respect to the proposed Transactions include expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding SC Assets, Pubco, TLGY and the proposed Transactions, statements regarding the anticipated benefits and timing of the completion of the proposed Transactions, the assets held by SC Assets and Pubco, the price and volatility of ENA Token, ENA Token’s growing prominence as an issuer of digital dollars on-chain, Pubco’s listing on any securities exchange, the macro, political and regulatory conditions surrounding ENA Token, the planned business strategy including Pubco’s ability to develop a corporate architecture capable of supporting its treasury initiatives and strategic stake in the Ethena Protocol, plans and use of proceeds, objectives of management for future operations of Pubco, the upside potential and opportunity for investors, Pubco’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the proposed Transactions, the satisfaction of closing conditions to the proposed Transactions and the level of redemptions of TLGY’s public shareholders, and Pubco’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. Forward-looking statements are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including, but not limited to: the risk that the proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of TLGY’s securities; the risk that the proposed Transactions may not be completed by TLGY’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the proposed Transactions, including the approval of TLGY’s shareholders and the listing of Pubco’s securities on a national securities exchange at closing; failure to realize the anticipated benefits of the proposed Transactions; the level of redemptions by TLGY’s public shareholders, which may reduce the public float of, reduce the liquidity of the trading market of, and/or impact the ability of, the shares of Class A common stock of Pubco to be listed in connection with the proposed Transactions; the insufficiency of the third-party fairness opinion for the board of directors of TLGY in determining whether or not to pursue the proposed Transactions; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after closing of the proposed Transactions; risks associated with TLGY, SC Assets and Pubco’s ability to consummate the proposed Transactions timely or at all, including in connection with potential regulatory delays or impediments, changes in ENA Token prices or for other reasons; costs related to the proposed Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business, including the volatile nature of the price of ENA Token; the risk that Pubco’s stock price will be highly correlated to the price of ENA Token and the price of ENA Token may decrease between the signing of the definitive documents for the proposed Transactions and the closing of the proposed Transactions or at any time after the closing of the proposed Transactions; risks associated with TLGY, SC Assets and Pubco’s ability to consummate the proposed Transactions timely or at all, including in connection with potential regulatory delays or impediments, changes in ENA Token prices or for other reasons; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding ENA Token; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the proposed Transactions, Pubco experiences difficulties managing its growth and expanding operations; the risks that launching and growing Pubco’s ENA Token treasury advisory and services in digital marketing and strategy could be difficult; challenges in implementing Pubco’s business plan, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Pubco’s Class A common stock will be listed or by the SEC, which may impact Pubco’s ability to list its securities and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against Pubco, SC Assets, TLGY or others following announcement of the proposed Transactions, and those risk factors discussed in documents that Pubco and/or TLGY has filed, or will file, with the SEC. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of The Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that have been and/or will be filed by TLGY with the SEC from time to time, the Registration Statement that will be filed by Pubco and TLGY and the proxy statement/prospectus contained therein, and other documents that have been or will be filed by TLGY and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither TLGY, SC Assets nor Pubco presently know or that TLGY, SC Assets and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of TLGY, SC Assets, and Pubco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TLGY, SC Assets, nor Pubco gives any assurance that any of TLGY, SC Assets, or Pubco will achieve their respective expectations. The inclusion of any statement in this Form 8-K does not constitute an admission by TLGY, SC Assets or Pubco or any other person that the events or circumstances described in such statement are material.

The terms of the proposed Transactions described in this Form 8-K, including any dollar-denominated figures or implied valuations, are based on information as of the date of the signing of the definitive Business Combination Agreement and assume no redemptions from the TLGY trust account. These terms are subject to change, including as a result of fluctuations in the price of ENA Token prior to closing of the proposed Transactions. There can be no assurance that the final terms at the closing of the Transactions will reflect the figures referenced herein.

No Offer or Solicitation

This Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of TLGY, SC Assets, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Transactions or the accuracy or adequacy of this communication.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Additional PIPE Subscription Agreement (Cash only).
10.2	Form of Additional PIPE Subscription Agreement (Cash and ENA Token).
10.3	Form of Additional PIPE Subscription Agreement (Cash and ENA Token and Pre-Funded Warrant).
10.4	Token Purchase Agreement, dated as of September 5, 2025, by and between Ethena OpCo Ltd and StablecoinX Assets Inc.
10.5	Amended and Restated Collaboration Agreement, dated as of September 5, 2025, by and among Ethena Foundation, Ethena OpCo Ltd, StablecoinX Inc. and StablecoinX Assets Inc.
10.6	Amended and Restated Sponsor Support Agreement, dated as of September 5, 2025, by and among TLGY Acquisition Corp., StablecoinX Assets Inc., StablecoinX Inc. and the other Holders parties thereto.
99.1	Press Release, dated September 5, 2025.
99.2	Investor Presentation, dated September 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLGY Acquisition Corporation

Dated: September 5, 2025	By:	/s/ Young Cho
	Name:	Young Cho
	Title:	Chief Executive Officer

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